UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22085

Tortoise Total Return Fund, LLC
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2008

Item 1. Report to Stockholders.

TORTOISE TOTAL RETURN FUND, LLC

2008 ANNUAL REPORT

Tortoise Total Return Fund, LLC
SCHEDULE OF INVESTMENTS
	December 31, 2008
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 93.2% (1)
Crude/Refined Products Pipelines - 26.6% (1)
Enbridge Energy Partners, L.P.	17,250	$439,875
Kinder Morgan Management, LLC (2)	9,400	375,812
Magellan Midstream Partners, L.P.	21,880	660,995
NuStar Energy L.P.	12,375	508,117
Plains All American Pipeline, L.P.	28,385	984,676
SemGroup Energy Partners, L.P.	11,752	29,615
Sunoco Logistics Partners L.P.	7,540	340,356
TEPPCO Partners, L.P.	14,000	273,980
		3,613,426

Natural Gas/Natural Gas Liquids Pipelines - 51.4% (1)
Boardwalk Pipeline Partners, LP	14,500	257,810
El Paso Pipeline Partners, L.P.	59,000	920,400
Energy Transfer Equity, L.P.	25,533	413,890
Energy Transfer Partners, L.P.	23,700	806,037
Enterprise GP Holdings L.P.	79,000	1,376,970
Enterprise Products Partners L.P.	29,100	603,243
ONEOK Partners, L.P.	14,266	649,816
Spectra Energy Partners, LP	49,700	983,066
Williams Pipeline Partners L.P.	68,200	967,076
		6,978,308

Natural Gas Gathering/Processing - 12.7% (1)
Copano Energy, L.L.C.	62,952	734,650
DCP Midstream Partners, LP	16,300	153,220
MarkWest Energy Partners, L.P.	43,800	349,524
Targa Resources Partners LP	32,500	251,875
Western Gas Partners LP	18,330	235,174
		1,724,443

Propane Distribution - 2.5% (1)
Inergy, L.P.	20,285	345,656

Total Master Limited Partnerships and Related Companies (Cost $17,947,166)		12,661,833

Short-Term Investments - 8.5% (1)
AIM Short-Term Treasury Fund - Institutional Class, 0.44%(3)	502,470	502,470
First American Government Obligations Fund - Class Y, 0.69%(3)	631,957	631,957
First American Treasury Obligations Fund - Class Y, 0.15%(3)	23,261	23,261
Total Short-Term Investments (Cost $1,157,688)		1,157,688

Total Investments - 101.7% (1)(Cost $19,104,854)		13,819,521
Liabilities in Excess of Cash and Other Assets - (1.7%) (1)		(233,688)
Total Members' Capital - 100.0% (1)		$13,585,833

(1) Calculated as a percentage of members' capital.
(2) Security distributions are paid-in-kind.
(3) Rate indicated is the current yield as of December 31, 2008.

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF FINANCIAL CONDITION
December 31, 2008
Assets
Investments at fair value (cost $19,104,854)	$13,819,521
Receivable for investments sold	539,125
Dividends receivable	916
Prepaid expenses and other assets	3,813
Total assets	$14,363,375

Liabilities and Members' Capital
Payable to Adviser	$40,617
Payable for investments purchased	685,124
Accrued expenses and other liabilities	51,801
Total liabilities	777,542
Members' capital (27,474.344 units outstanding)	13,585,833
Total liabilities and members' capital	$14,363,375
Membership unit value (members' capital divided by
units outstanding at end of period)	$494.49

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income
Distributions from master limited partnerships	$963,549
Less return of capital on distributions	(638,071)
Net distributions from master limited partnerships	325,478
Dividends from money market mutual funds	7,107
Total Investment Income	332,585

Operating Expenses
Advisory fees	213,961
Administrator fees	125,000
Professional fees	112,667
Amortization of offering costs	37,572
Directors' fees	15,319
Custodian fees and expenses	1,555
Other expenses	10,256
Total Operating Expenses	516,330
Net Investment Loss	(183,745)

Realized and Unrealized Loss on Investments
Net realized loss on investments	(4,833,518)
Net unrealized depreciation of investments	(4,690,611)
Net Realized and Unrealized Loss on Investments	(9,524,129)

Net Decrease in Members' Capital Resulting from Operations	$(9,707,874)

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Year Ended December 31, 2008	Period from June 29, 2007 (1) through December 31, 2007

Operations
Net investment loss	$ (183,745)	$ (130,434)
Net realized loss on investments	(4,833,518)	(42,653)
Net unrealized depreciation of investments	(4,690,611)	(594,722)
Net decrease in members' capital resulting from operations	(9,707,874)	(767,809)
Capital Transactions
Proceeds from issuance of 6,274.149 and 21,030.195 units, respectively	3,000,000	21,000,000
Net increase in members' capital resulting from capital transactions	3,000,000	21,000,000
Total increase (decrease) in members' capital	(6,707,874)	20,232,191
Members' Capital
Beginning of period	20,293,707	61,516
End of period	$ 13,585,833	$ 20,293,707

(1) Commencement of Operations.

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
FINANCIAL HIGHLIGHTS
	Year Ended December 31, 2008	Period from June 29, 2007 (1) through December 31, 2007

Per Unit Data (2)
Membership Unit Value, beginning of period	$957.24	$-
Offering price	-	1,000.00
Loss from Investment Operations:
Net investment loss(3) (4)	(8.48)	(6.29)
Net realized and unrealized loss on investments (4)	(454.27)	(36.47)
Total decrease from investment operations	(462.75)	(42.76)
Membership Unit Value, end of period	$494.49	$957.24
Total Investment Return (5)	(48.34)%	(4.28)%

Supplemental Data and Ratios
Members' capital, end of period (000's)	$13,586	$20,294
Ratio of expenses to average members' capital before expense reimbursement (6)	3.14%	3.64%
Ratio of expenses to average members' capital after expense reimbursement (6)	3.14%	2.57%
Ratio of net investment loss to average members' capital before expense reimbursement (6)	(1.12)%	(2.35)%
Ratio of net investment loss to average members' capital after expense reimbursement (6)	(1.12)%	(1.28)%
Portfolio turnover rate (6)	60.61%	4.36%

(1) Commencement of Operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Per unit data calculated using the average units outstanding method.
(4) The per unit data for the periods ended December 31, 2008 and 2007 does not reflect the change in estimate of investment income and return of capital for the respective period. See Note 2C to the financial statements for further disclosure.
(5) Not annualized for periods less than a year. Total investment return is calculated assuming the purchase of a unit at the offering price or membership unit value at the beginning of the period and a sale at the membership unit value, end of period.
(6) Annualized for periods less than a year.

See accompanying Notes to the Financial Statements.

TORTOISE TOTAL RETURN FUND, LLC
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

1.	Organization
Tortoise Total Return Fund, LLC (the "Company"), organized as a Delaware limited liability company on May 17, 2007, was created to provide an efficient vehicle for institutions to gain exposure to the energy infrastructure sector, primarily publicly traded master limited partnerships (MLPs) and their affiliates.  The Company is a non-diversified closed-end management investment company under the Investment Company Act of 1940.  The Company is treated as a partnership for federal income tax purposes.  The business and affairs of the Company are managed by the Board of Directors, a majority of which are not interested persons of the Adviser or its affiliates.  The Company commenced operations on June 29, 2007.

2.	Significant Accounting Policies
A. Use of Estimates– The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation– The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date.  If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors.  Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon and rating.  If events occur that will affect the value of the Company’s portfolio securities before the membership unit value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances.  More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs.  The Company's adoption of SFAS 157 did not have a material impact on its financial condition or results of operations.  See Note 5 – Fair Value of Financial Instruments for further disclosure.

C. Security Transactions and Investment Income– Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on an identified cost basis.  Interest income, if any, is recognized on the accrual basis, including amortization of premiums and accretion of discounts.  Dividend and distribution income is recorded on the ex-dividend date.  Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP.  Investment income and return of capital is recorded based on estimates made at the time such distributions are received.  Such estimates are based on historical information available from each MLP and other industry sources.  These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from June 29, 2007 (commencement of operations) through December 31, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations.  For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.  Subsequent to December 31, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual portfolio companies. This reclassification amounted to an increase in net investment income of approximately $193,000 or $7.024 per membership unit, a decrease in unrealized appreciation of investments of approximately $195,000 or $7.088 per membership unit and an increase in realized gains on investments of approximately $2,000 or $0.064 per membership unit in the accompanying Statement of Operations.

D. Distributions to Members– For the period from June 29, 2007 (commencement of operations) through December 31, 2008, the Company did not make any distributions to its members.  However, if a member has indicated to the Company in writing a desire to receive cash distributions, the Board of Directors has amended our distribution policy to target distributions on a quarterly basis, subject to applicable limitations in the 1940 Act, in an amount of at least 95 percent of our distributable cash flow on an annual basis to such member in accordance with the member’s percentage interest in the Company, and for all other members, to adjust each such member’s respective capital account by the amount of any such distribution declared by the Board that would otherwise be payable to such member.

E.  Capital Accounts and Allocation of Income, Loss and Credits – The Company maintains a separate capital account for each member.  In general, the capital account of each member is increased by the amount of money contributed by the member to purchase units and by any income and gain allocated to the member.  The capital account of each member is reduced by any amounts of money distributed to the member and by any loss allocated to the member.  The Company generally allocates income, loss and credits to each member in accordance with its percentage interest, including allocations for tax purposes.  A member’s liability is limited to the amount of the member’s capital contribution to the Company.

F.  Unit Issuances and Redemptions - The number of units issued is determined by dividing the total contribution made by the member by the membership unit value as determined at any time within two business days prior to the closing of such issuance in accordance with Section 23(b) of the 1940 Act.  At the discretion of the Board of Directors, liquidity may be provided to members through a tender offer process that could occur as often as quarterly or semi-annually, subject to investment liquidity, the number of members of the Company and other factors.  Units will be repurchased at a price equal to the membership unit value as of the close of the business day on the valuation date.  Repurchases of units from members may be paid, at the discretion of the Board of Directors, in cash, or by the distribution of securities in-kind, or partly in cash and partly in-kind.  The Company generally does not expect to distribute securities in-kind, except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or its members not tendering units for repurchase.  Any in-kind distribution of securities will be valued at fair value in accordance with the terms of the Company’s Operating Agreement and will be distributed to all tendering members on a proportional basis.

G. Federal, State and Local Taxation– The Company is treated as a partnership for federal income tax purposes.  If treated as a partnership for federal income tax purposes, the Company will not be subject to federal income tax.  Instead, each investor will be required to report on its federal income tax returns its allocable share of the Company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each tax year of the Company ending within or with such investor’s tax year, however, possibly subject to various limitations on the use of losses and deductions.  In addition to federal income tax consequences, the Company may be subject to various state and local taxes and may be required to withhold amounts from investor distributions for purposes of satisfying state and local tax obligations, and investors may have state and local tax consequences with respect to their investment.  Since the MLPs in which the company invests will likely operate in several states, an investor may have state and local tax reporting in any state in which these MLPs operate.

As of December 31, 2008, the aggregate cost of securities for federal income tax purposes was $19,101,006.  At December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $202,426, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,483,911 and the net unrealized depreciation was $5,281,485.

On June 29, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes.  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized.  The Company has concluded that no provision is required under FIN 48.  All tax years since inception remain open to examination by federal and state tax authorities.

H. Organization Expenses and Offering Costs - The Adviser was responsible for paying all organizational expenses. The Company is also responsible for paying all offering expenses.  Offering costs of $76,187 were capitalized and amortized on a straight-line basis over the twelve months following the commencement of operations, as the offering period was determined to be continuous.  As of December 31, 2008, the offering costs have been fully amortized.

I. Indemnifications - Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
The Company’s investment objective is to provide members with a high level of long-term total return.  The Company will invest at least 80 percent of total assets (including assets obtained through anticipated leverage) in securities of companies in the energy infrastructure sector. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers.

4.	Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1.30 percent of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) ("Managed Assets"), in exchange for the investment advisory services provided.  The management fee will be paid quarterly within five days after the end of each calendar quarter.

SEI Global Fund Services, Inc. serves as the Company's administrator.  The Company pays the administrator a monthly fee computed at an annual rate of 0.10 percent of the first $250,000,000 of the Company's Managed Assets, 0.08 percent on the next $250,000,000 of Managed Assets and 0.04 percent on the balance of the Company's Managed Assets, subject to a minimum annual fee of $125,000.

U.S. Bank, N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5.	Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

▪	Level 1 – quoted prices in active markets for identical investments
▪	Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
▪	Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2008, the Company’s total investments at fair value was $13,819,521 and all investments were fair valued using quoted prices in active markets for identical assets (Level 1).  These investments are measured on a recurring basis.

6.	Investment Transactions
For the year ended December 31, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $12,393,212 and $9,847,246 (excluding short-term and government securities), respectively.

7.	Members’ Units
The Company has 27,474.344 units authorized and outstanding at December 31, 2008.  Transactions in members’ units for the period from June 29, 2007 (commencement of operations) through December 31, 2007, and for the year ended December 31, 2008, were as follows:

Members’ units at June 29, 2007	170.000
Units issued to members	21,030.195
Members’ units at December 31, 2007	21,200.195
Units issued to members	6,274.149
Members’ units at December 31, 2008	27,474.344

8.	Subsequent Event
The Adviser has contractually agreed to waive fees in the amount of 0.30 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Members
Tortoise Total Return Fund, LLC

We have audited the accompanying statement of financial condition of Tortoise Total Return Fund, LLC (the Company), including the schedule of investments, as of December 31, 2008, and the related statements of operations for the year then ended, and changes in members’ capital and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Total Return Fund, LLC at December 31, 2008, the results of its operations for the year then ended, and the changes in its members’ capital and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Kansas City, Missouri
February 9, 2009

Company Officers and Directors (Unaudited)
December 31, 2008

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None

John R. Graham (Born 1945)	Director since 2007
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)
This number includes TYG, TYY, TYN, TTO, the Company and another private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and another private investment company.

*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Company Officers and Directors (Unaudited)
December 31, 2008 (Continued)

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None

Terry C. Matlack (Born 1956)	Director and Chief Financial Officer since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company since its inception, of TTO and another private investment company from their inception to April 2008, of TYG, TYY and TYN from November 2005 to April 2008; CFA designation since 1985.
			6	None

David J. Schulte (Born 1961)	President since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); Chief Executive Officer of the Company from 2007 to December 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Chief Executive Officer of another private investment company since 2007; President of another private investment company from 2007 to June 2008; CFA designation since 1992.
			N/A	None

Zachary A. Hamel (Born 1965)	Senior Vice President since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and another private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.
		N/A	None

Kenneth P. Malvey (Born 1965)	Chief Executive Officer since December 2008; Senior Vice President and Treasurer since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of another private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and another private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; CFA designation since 1996.
		N/A	None

(1)
This number includes TYG, TYY, TYN, TTO, the Company and another private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and another private investment company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Additional Information (Unaudited)

Amendment to Certain Non-Fundamental Investment Policies
In December 2008, the Board of Directors of the Company amended certain of the non-fundamental investment policies limiting the concentration of the Company’s total assets in any single issuer.  These non-fundamental policies have been amended to read as follows:

(1)
Under normal circumstances, the Company will not invest more than 16 percent of its total assets (including any assets acquired through leverage) in securities of any single issuer purchased in direct placements.

(2)
Under normal circumstances, the Company will not invest more than 10 percent of its total assets (including any assets acquired through leverage) in securities of any single issuer acquired in open market purchases.

These investment restrictions shall be applicable at the time of an initial investment and will not apply to concentrations resulting from market fluctuations.

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers.  For the year ended December 31, 2008, the aggregate compensation paid by the Company to the independent directors was $21,000.  The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its unit holders of record with respect to their transactions in shares of the Company’s securities.  This information includes the unit holder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not disclose any nonpublic personal information about you, the Company’s other unit holders or the Company’s former unit holders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s unit holders to those employees who need to know that information to provide services to our unit holders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Approval of the Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement in November 2008, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including monthly and annualized since inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to an MLP index for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and reviewed and considered, to the extent publicly available, the management arrangements of companies with similar business models, including business development companies.  The Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.30 percent of the Company’s average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.  The Directors concluded that the management fee charged to the Company under the Advisory Agreement is fair and reasonable given the quality of services provided under the Advisory Agreement and that such fee is comparable to, and in certain cases lower than, the fees charged by advisors to comparable funds.

Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s members. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide members additional content and services.

Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or member information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.  Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors
As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer.  The Registrant has not made any amendments to this code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/07 (1)
Audit Fees	$ 39,000	$ 61,000
Audit-Related Fees	—	—
Tax Fees	$ 20,000	$ 28,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$ 20,000	$ 28,000

(1)  Period from May 17, 2007 to December 31, 2007. Registrant was formed on May 17, 2007, and thus did not pay the principal accountant any fees prior to that date.

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.  None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.  All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended December 31, 2008 and 2007, the Adviser incurred approximately $13,610 and $10,000 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, the Adviser paid $2,315 in 2008 and $12,000 in 2007 for general tax consulting services delivered in 2008 and 2006, respectively.  These non-audit services were not required to be preapproved by the Registrant’s audit committee.  No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years.  The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of December 31, 2008.

Portfolio Managers

Management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security.  Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company since its inception, of TTO and the private investment company from their inception to April 2008, of TYG, TYY and TYN from November 2005 to April 2008; CFA designation since 1985.
			6	None
David J. Schulte (Born 1961)	President since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); Chief Executive Officer of the Company from 2007 to December 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Chief Executive Officer of the private investment company since 2007; President of the private investment company from 2007 to June 2008; CFA designation since 1992.
			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.
			N/A	None
Kenneth P. Malvey (Born 1965)	Chief Executive Officer since 2008; Senior Vice President and Treasurer since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; CFA designation since 1996.
			N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the private investment company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Messrs. Birzer and Matlack also serve as directors of TYN, TYY, TYG and the other private investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company.  The Adviser also serves as the investment adviser to TYN, TYY, TTO, TYG and the other private investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2008:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	4	$1,094,953,944	0	—
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,240	0	—
Zachary A. Hamel
Registered investment companies	4	$1,094,953,944	0	—
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,240	0	—
Kenneth P. Malvey
Registered investment companies	4	$1,094,953,944	0	—
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,240	0	—
Terry Matlack
Registered investment companies	4	$1,094,953,944	0	—
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	—
David J. Schulte
Registered investment companies	4	$1,094,953,944	0	—
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee.  Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.  The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund.  Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.  When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures.  In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for four publicly traded and another privately held closed-end management investment company, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities.  Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions.  To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public.  It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities.  The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant.  Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary benefits provided by investment advisers.  Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of December 31, 2008:

Aggregate Dollar Range of
Portfolio Manager                               Holdings in the Registrant

H. Kevin Birzer                                              $10,001-$50,000
Zachary A. Hamel                                         None
Kenneth P. Malvey                                       None
Terry Matlack                                                $1-$10,000
David J. Schulte                                            $1-$10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 7/1/08-7/31/08	0	0	0	0
Month #2 8/1/08-8/31/08	0	0	0	0
Month #3 9/1/08-9/30/08	0	0	0	0
Month #4 10/1/08-10/31/08	0	0	0	0
Month #5 11/1/08-11/30/08	0	0	0	0
Month #6 12/1/08-12/31/08	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Total Return Fund, LLC

Date: March 4, 2009	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Tortoise Total Return Fund, LLC

Date: March 4, 2009	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Tortoise Total Return Fund, LLC

Date: March 4, 2009	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer